EXHIBIT 10.11

CONSULTING & MARKETING AGREEMENT

This Consulting Agreement (this "Agreement") is entered into as of July 9, 2010, by and between US Natural Gas Corp Corporation (the "Company"), and Del Mar Corporate Consulting, LLC (the "Consultant").

RECITALS

1.           Consultant has expertise in the area of the Company's business and is willing to provide consulting services to the Company.

2.           The Company is willing to engage Consultant as an independent contractor, and not as an employee, on the terms and conditions set forth herein.

AGREEMENT

In consideration of the foregoing and of the mutual promises set forth herein, and intending to be legally bound, the parties hereto agree as follows:

1.           SCOPE AND DUTIES.  During the term of this Agreement, Consultant will perform the following services for the Client:

Market Awareness Consultant will provide the following services (collectively, termed the “Services”). DMCC, along with its affiliate partners and various industry contacts, shall bring attention and exposure to the Company through several mediums, on a “best efforts” basis for the full duration of this agreement. These various services will be performed to help enhance and elevate the Company’s presence within the investor community.  See Exhibit B

1.           Engagement.

(a)      The Company hereby engages Consultant to render, as an independent contractor, the consulting services described in Exhibit A hereto and such other services as may be agreed to in writing by the Company and Consultant from time to time during the term of this agreement.

(b)      Consultant hereby accepts the engagement to provide consulting services to the Company on the terms and conditions set forth herein.

2.           Term.  This Agreement will commence on the date first written above, and unless modified by the mutual written agreement of the parties, shall continue until the satisfactory completion of the services set forth in Exhibit A.  Company may terminate this Agreement upon 10 days written notice to Consultant.  Company shall be liable to Consultant for all services provided by Consultant on behalf of Company prior to the termination date. Consultant may terminate this agreement upon failure to pay by Company per terms set forth in this agreement.

3.           Compensation.

(a)      In consideration of the services to be performed by Consultant, the Company agrees to pay Consultant in the manner and at the rates set forth in Exhibit A.

(b)      Out of pocket expenses incurred by Consultant that are authorized by the Company in advance in writing shall be reimbursed by Company to Consultant.

4.           Consultant's Business Activities.

(a)      During the term of this Agreement, the Consultant will engage in no business or other activities, which are or may be, directly or indirectly, competitive with the business activities of the Company without obtaining the prior written consent of the Company.

(b)      Consultant shall devote such time, attention and energy to the business and affairs of the Company as requested by the Company. Company shall provide Consultant all information as Consultant reasonably requests.

5.             Damages in Event of Breach by Company

Should Company become delinquent in making any payment under the terms of this Agreement, Consultant may, at its option and in its sole discretion, immediately cease any work to be performed under this Agreement. Nothing in this paragraph shall limit Consultant’s rights or remedies provided elsewhere in this Agreement or under the law.

6.             Representations and Warranties.  (a) Consultant represents and warrants (i) that Consultant has no obligations, legal or otherwise, inconsistent with the terms of this Agreement or with Consultant's undertaking this relationship with the Company, (ii) that the performance of the services called for by this Agreement do not and will not violate any applicable law, rule or regulation or any proprietary or other right of any third party, (iii) that Consultant will not use in the performance of his responsibilities under this Agreement any confidential information or trade secrets of any other person or entity and (iv) that Consultant has not entered into or will enter into any agreement (whether oral or written) in conflict with this Agreement. (b) Company represents and warrants (i) that Company has no obligations, legal or otherwise, inconsistent with the terms of this Agreement or with Company's undertaking this relationship with Consultant and (ii) that Company has not entered into or will enter into any agreement (whether oral or written) in conflict with this

7.             Indemnification.  (a) Consultant hereby indemnifies and agrees to defend and hold harmless the Company from and against any and all claims, demands and actions, and any liabilities, damages or expenses resulting there from, including court costs and reasonable attorneys' fees, arising out of or relating to the services performed by Consultant under this Agreement or the representations and warranties made by Consultant pursuant to paragraph 6 hereof.  Consultant's obligations under this paragraph 7 hereof shall survive the termination, for any reason, of this Agreement. (b) Company hereby indemnifies and agrees to defend and hold harmless the Consultant from and against any and all claims, demands and actions, and any liabilities, damages or expenses resulting there from, including court costs and reasonable attorneys' fees, arising out of or relating to any information and/or documentation, provided to Consultant under this Agreement or the representations and warranties made by Company pursuant to paragraph 6 hereof.  The Company's obligations under this paragraph 7 hereof shall survive the termination, for any reason, of this Agreement.

8.             Attorney's Fees.  Should either party hereto, or any heir, personal representative, successor or assign of either party hereto, resort to litigation to enforce this Agreement, the party or parties prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to recover its or their reasonable attorneys' fees and costs in such litigation from the party or parties against whom enforcement was sought.

9.             Entire Agreement.  This Agreement, contains the entire understanding and agreement between the parties hereto with respect to its subject matter and supersedes any prior or contemporaneous written or oral agreements, representations or warranties between them respecting the subject matter hereof.

10.           Amendment.  This Agreement may be amended only by a writing signed by Consultant and by a representative of the Company duly authorized.

11.           Severability.  If any term, provision, covenant or condition of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such term, provision, covenant or condition as applied to other persons, places and circumstances shall remain in full force and effect.

12.           Rights Cumulative.  The rights and remedies provided by this Agreement are cumulative, and the exercise of any right or remedy by either party hereto (or by its successors), whether pursuant to this Agreement, to any other agreement, or to law, shall not preclude or waive its right to exercise any or all other rights and remedies.

13.           Nonwaiver.  No failure or neglect of either party hereto in any instance to exercise any right, power or privilege hereunder or under law shall constitute a waiver of any other right, power or privilege or of the same right, power or privilege in any other instance.  All waivers by either party hereto must be contained in a written instrument signed by the party to be charged and, in the case of the Company, by an executive officer of the Company or other person duly authorized by the Company.

14.           Remedy for Breach.  The parties agree that any failure by Company to make a payment under the terms of this Agreement shall constitute a breach of this Agreement and Consultant may, at its option, suspend its efforts on behalf of Company under this Agreement until such time as all payments are current. This shall be in addition to any other relief available to the Company under this Agreement or under law.  All payments (compensation) issued and delivered to DMCC in advance shall be deemed paid for services. All shares including “144” restricted shares are included as compensation and will be released by client according to the 6 month hold period only, after date of issue.

15.           Agreement to Perform Necessary Acts.  Consultant and Company agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

16.           Assignment.  This Agreement may not be assigned by Consultant without the Company's prior written consent.  This Agreement may be assigned by the Company in connection with a merger or sale of all or substantially all of its assets, and in other instances with the Consultant's consent which consent shall not be unreasonably withheld or delayed.

17.           Compliance with Law.  In connection with his services rendered hereunder, Consultant and Company agrees to abide by all federal, state, and local laws, ordinances and regulations.

18.           Independent Contractor.  The relationship between Consultant and the Company is that of independent contractor under a "work for hire" arrangement.  All work product developed by Consultant shall be deemed owned and assigned to Company.  This Agreement is not authority for Consultant to act for the Company as its agent or make commitments for the Company.  Consultant will not be eligible for any employee benefits, nor will the company make deductions from fees to the consultant for taxes, insurance, bonds or the like.  Consultant retains the discretion in performing the tasks assigned, within the scope of work specified.

19.           Taxes.  Consultant agrees to pay its own all appropriate local, state and federal taxes.

20.           Securities Matters.

Exemption and Limitation on Resale
The offer and sale of the Securities by the Company to DMCC is exempt from the Securities Act of 1933, as amended (“1933 Act”) and the Company has complied and will comply with all requirements of such exemption in all respects.

Each certificate representing Securities shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. “

Rule 144 and Resale.

Upon DMCC informing the Company in writing that it intends to sell or transfer all or any portion of the Securities that are eligible for resale under Rule 144 promulgated under the 1933 Act (including any Rule adopted in substitution or replacement thereof), the Company will allow such sale or transfer and not interfere in any way with such sale or transfer. In addition, the Company will certify in writing to any person at the request of DMCC that the Company is in compliance with the Rule 144 current public information requirements to enable DMCC to sell such person's securities under Rule 144 [only if Rule 144 is available for the sale], and as may be applicable under the circumstances.  If any certificate representing the Securities is presented to the Company’s transfer agent for registration or transfer in connection with any sales theretofore made in compliance with the securities laws, whether because the Securities are subject to an effective registration statement under the 1933 Act or are eligible for resale under Rule 144 [provided such certificate is duly endorsed for transfer by the appropriate person or accompanied by a separate stock power duly executed by the appropriate person in each case], the Company will promptly instruct its transfer agent to allow such transfer and to issue one or more new certificates representing such Securities to the transferee.  All costs of such transfer shall be borne by the Company including the costs of any legal opinion.  The Company shall fully comply with any and all federal or state securities laws, rules and regulations governing the issuance of any such Securities or the resale by DMCC.

iii. Obligation to satisfy Public Information.
In order to satisfy the adequate public informational requirements of Rule 144, the Company will file all reports with the Securities and Exchange Commission (the “Commission”) pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and has or will file with the Commission all reports required to be filed by it forthwith, and shall continue to file such reports with the Commission so long as required, but for a period of not less than three years; and such reports are or will be true and correct in every material respect.

21.           Governing Law.  This Agreement shall be construed in accordance with, and the laws of the State of California shall govern all actions arising hereunder.

Exhibit A

Consulting Term

Term of this agreement shall commence on JULY 09, 2010 effective through January 15, 2011 for a period of One Hundred – Eighty (180) Days.

Compensation

1.1 All certificates and warrants shall be issued in the name of: Del Mar Corporate Consulting, LLC. ***Share price is considered at a current market value of $.045

1.2 The fees shown below shall be payable as follows:

Issued and Payable: The Date of Execution of this Agreement

●	$2,000 Cash
●	500,000 US Natural Gas Free Trading Common Shares (To be paid in full by third-party)
●	500,000 US Natural Gas Restricted Rule “144” Common Shares
●	500,000 US Natural Gas Warrants Priced at $.20 Good for a Period of Three Years

Issued and Payable: July 18, 2010       (Thirty Days from Date of Execution)

●	$3,000 Cash

Issued and Payable: September 16, 2010                                                                            (Ninety Days from Date of Execution)

●	$5,000 Cash

Issued and Payable: October 16, 2010   (One Hundred-Twenty Days from Date of Execution)

●	$5,000 Cash

Issued and Payable: November 25, 2010                                                                            (One Hundred - Sixty Days from Date of Execution)

●	$5,000 Cash

Bonus to Del Mar Corporate Consulting

●	250,000 Restricted Rule “144” Common Shares if the Company’s stock trades above $.25 for 7 consecutive trading days during the term of this campaign as set forth dated above.

●	750,000 Restricted Rule “144” Common Shares if Consultant introduces Company to AMEX specialist and is successful in submitting AMEX application during term of this agreement as set forth dated above.

Wire Instructions: Del Mar Corporate Consulting, LLC

Bank: Chase
CA2-4655
699 Grand Ave Carlsbad, CA 92008

Routing: 322271627
Acct#: 928-413-801-7

Client (Company): US Natural Gas Corp.

Address:       __________________________

       __________________________

By:
Signature

Name:

Title:

Consultant: Del Mar Corporate Consulting, LLC

Address:       __________________________

       __________________________

By:
Signature

Name:

Title:

Exhibit B

Description of Services to be Rendered

Business and Financial Media Communications. Consultant will provide the following services (collectively, the “Services”)

Task I.	Awareness Call Center - Daily communications with brokers and investors with full disclosure and within compliance of SEC regulations

Task II.
Electronic Online Marketing - DMCC and strategic partners will create a comprehensive corporate profile which will appear on multiple high-trafficked investor destination sites whereby information on the client will be provided

Task III.	Strategic Media Outreach - Functional activities to involve corporate communiqué distributed directly to national media agencies

Task IV.	Investment Banker / Stock Broker Introductions - Ongoing efforts to address funding needs and financial interest as we will assist with introducing UNGS to our group of corporate financiers

Task V.	Investor Introductions - Our team will identify and introduce UNGS to individual retail investors and broker-dealers, via telephone and face-to-face meetings

Task VI.
Third Party Editorials, News Distribution and Social Media - DMCC will utilize existing company materials or events and create editorials or opinions which expound on your story and compare it to similar case studies that enhance the message of the acquisition model.  We will then distribute this media across hundreds of financial and telecommunication specific websites, improving investor visibility

Task VII.	Exchange Listing – DMCC will assist UNGS with executing necessary milestones towards achieving a listing on the AMEX exchange